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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) MARCH 15, 2004



                                 HYDRIL COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-31579             95-2777268
  (State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)



           3300 NORTH SAM HOUSTON PARKWAY EAST
                       HOUSTON, TEXAS                   77032-3411
        (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (281) 449-2000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1     News release issued by Hydril Company dated March 15, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

         Our news release dated March 15, 2004 concerning appointment of Chris
D. North as Acting Chief Financial Officer, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

         The information furnished in Item 9 and the accompanying exhibit will not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended or be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HYDRIL COMPANY




Date: March 16, 2004                      By: /s/ Christopher T. Seaver
                                              ----------------------------------
                                              Christopher T. Seaver
                                              President, Chief Executive Officer
                                              and Director





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                                  EXHIBIT INDEX

         99.1     News release issued by Hydril Company dated March 15, 2004.